Exhibit 99.3
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
On May 16, 2006, the Company filed an amended current report on Form 8-K/A with respect to the completion on May 1, 2006 of its acquisition, through a wholly-owned subsidiary, of 50% of the shares of IMTT Holdings Inc., formerly known as Loving Enterprises, Inc. (“IMTT Holdings”). IMTT Holdings is the ultimate holding company for a group of companies and partnerships that own a bulk liquid storage terminal business operating as International-Matex Tank Terminals (“IMTT”). The audited financial statements and unaudited interim financial information required in compliance with Rule 3-05 of Regulation S-X, and the pro forma financial information required in compliance with Article 11 of Regulation S-X, were disclosed in that filing.
On June 26, 2006, the Company filed an amended current report on Form 8-K/A with respect to the completion on June 7, 2006 of its acquisition, through a wholly-owned subsidiary, of K-1 HGC Investment, L.L.C. (subsequently renamed Macquarie HGC Investment LLC) (“MHGI”), which owns HGC Holdings, L.L.C. (subsequently renamed HGC Holdings LLC) (“HGC”) and The Gas Company, LLC (“TGC”). MHGI, together with its wholly owned subsidiary, HGC Investment Corporation, are the sole members of HGC, and HGC is the sole member of TGC. TGC is a Hawaii limited liability company that owns and operates the regulated synthetic natural gas distribution business in Hawaii and distributes and sells liquefied petroleum gas through unregulated operations. The audited financial statements and unaudited interim financial information required in compliance with Rule 3-05 of Regulation S-X, and the pro forma financial information required in compliance with Article 11 of Regulation S-X, were disclosed in that filing.
On August 22, 2006, the Company filed a current report on Form 8-K with respect to the sale, through its wholly-owned subsidiary Communications Infrastructure LLC, of 16,517,413 stapled securities of Macquarie Communications Infrastructure Group (ASX: MCG) (“MCG”).
On October 2, 2006 the Company filed a current report on Form 8-K with respect to the sale, through its wholly owned subsidiary South East Water LLC, of its 17.5% minority interest in the holding company for South East Water, a regulated clean water utility located in the southeastern portion of the U.K.
On January 5, 2007, the Company filed a current report on Form 8-K with respect to the sale, through its wholly subsidiary Macquarie Yorkshire LLC, of its interest in Macquarie Yorkshire Limited, the holding company for its 50% interest in Connect M1-A1 Holdings Limited, which is the indirect holder of the Yorkshire Link toll road concession.
On June 18, 2007, the Company filed a current report on Form 8-K/A with respect to an agreement to purchase 100% of the membership interests in SJJC Aviation Services, LLC (“SJJC”) from San Jose Jet Center Inc. (“Jet Center Inc”) and ACM Aviation Inc. (“ACM Inc”).
The following unaudited pro forma condensed combined balance sheet as of March 31, 2007 gives effect to the acquisition of SJJC as if this transaction had occurred on March 31, 2007.
The following unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2007 and the year ended December 31, 2006 give effect to the acquisitions of IMTT, TGC and SJJC as if these transactions had occurred on January 1, 2006, and the dispositions of MCG stapled securities, MYL and SEW as if these transactions had occurred on December 31, 2005. Certain reclassifications were made to the historical financial statements to conform to the current presentation.
We have included pro forma earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP measure, as we consider it to be an important measure of our overall performance. We believe EBITDA provides additional insight into the performance of our operating companies and our ability to service our obligations and support our ongoing distribution policy. EBITDA as used herein is not necessarily comparable to similarly titled measures of other companies. The items excluded from EBITDA are significant in assessing our operating results and liquidity. EBITDA should not be considered in isolation from, or as an alternative to, operating income, cash flow or other combined income and cash flow data prepared in accordance with GAAP.

MACQUARIE INFRASTRUCTURE COMPANY TRUST
PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of March 31, 2007
($ in thousands, except share amounts)

		Acquisitions	Pro forma		Pro forma
	MIC	SJJC	Adjustments		Combined
	$	$	$		$
ASSETS
Current assets:
Cash and cash equivalents	146,404	1,969	—		148,373
Restricted cash	957	—	—		957
Accounts receivable, less allowance for doubtful debts	62,771	10,110	—		72,881
Dividends receivable	7,000	—	—		7,000
Other receivables	900	—	—		900
Inventories	13,634	394	—		14,028
Prepaid expenses	7,813	1,324	—		9,137
Deferred income taxes	2,411	—	—		2,411
Income tax receivable	—	—	—		—
Other	12,034	—	—		12,034

Total current assets	253,924	13,797	—		267,721

Property, equipment, land and leasehold improvements, net	526,262	18,089	—		544,351

Restricted cash	22,915	—	2,000	A	24,915
Equipment lease receivables	40,712	—	—		40,712
Investment in unconsolidated business	236,103	—	—		236,103
Goodwill	486,476	5,931	57,660	B	550,067
Intangible assets, net	519,844	5,252	67,189	C	592,285
Deposits and deferred costs on acquisitions	1,785	—	—		1,785
Deferred financing costs, net of accumulated amortization	19,472	—	680	D	20,152
Fair value of derivative instruments	2,093	24	—		2,117
Other	2,303	634	—		2,937

Total assets	2,111,889	43,727	127,529		2,283,145

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Due to manager	5,422	—	—		5,422
Accounts payable	34,595	2,425	—		37,020
Accrued expenses	20,831	3,714	—		24,545
Current portion of notes payable and capital leases	7,107	—	—		7,107
Current portion of long-term debt	3,754	879	71,286	E	75,919
Distributions payable	21,410	—	—		21,410
Fair value of derivative instruments	1,434	—	—		1,434
Other	8,390	5,495	—		13,885

Total current liabilities	102,943	12,513	71,286	E	186,742

Capital leases and notes payable, net of current portion	2,727	—	—		2,727
Long-term debt, net of current portion	960,867	7,457	80,000	E	1,048,324
Deferred income taxes	158,641	—	—		171,804
Fair value of derivative instruments	3,757	—	—		3,757
Other	26,202	—	—		26,202

Total liabilities	1,255,137	19,970	151,286		1,426,393

Minority interests	7,888	—	—		7,888

Stockholders’ equity:
Trust stock, no par value; 500,000,000 authorized; 37,562,165 shares issued and outstanding at March 31, 2007	850,338	—	—		850,338
Accumulated other comprehensive (loss) income	(1,474)	24	(24)	F	(1,474)
Members’ capital	—	23,733	(23,733)	G	—

Total stockholders’ equity	848,864	23,757	(23,757)		848,864

Total liabilities and stockholders’ equity	2,111,889	43,727	127,529		2,283,145

A	Restricted cash
	Reflects restricted cash balance established for SJJC long-term debt	$2,000

B	Goodwill
	Reflects the purchase price paid for SJJC in excess of the fair value of net assets acquired	$57,660

C	Intangible assets, net
	Reflects the fair value of SJJC's airport operating rights, customer contracts and non-compete agreements	$67,189

D	Deferred financing costs, net of accumulated amortization
	Reflects deferred financing charges incurred as part of the SJJC long-term debt	$680

E	Long term debt
	Reflects the net increase in the Company’s short-term revolving credit facility as a result of the SJJC purchase	$(71,286)
	Reflects the net increase in SJJC's borrowings as a result of the SJJC purchase	$(80,000)

F	Accumulated other comprehensive (loss) income
	Reflects the elimination of SJJC’s historical other comprehensive income	$24

G	Accumulated earnings
	Reflects the elimination of SJJC’s historical accumulated earnings	$23,733

MACQUARIE INFRASTRUCTURE COMPANY TRUST
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the quarter ended March 31, 2007
($ in thousands, except number of shares and per share data)

		Acquisitions	Pro forma		Pro forma
	MIC	SJJC	Adjustments		Combined
	$	$	$		$
Revenue
Revenue from product sales	110,648	8,081	—		118,729
Service revenue	57,086	11,638	—		68,724
Financing and equipment lease income	1,248	—	—		1,248

Total revenue	168,982	19,719	—		188,701

Costs and expenses					—
Cost of product sales	70,484	4,585	—		75,069
Cost of services	23,342	7,775	—		31,117
Selling, general and administrative	38,978	4,551	—		43,529
Fees to manager	5,561	—	—		5,561
Depreciation	3,891	445	—		4,336
Amortization of intangibles	6,928	45	739	(1)	7,712

Total operating expenses	149,184	17,401	739		167,324

Operating income	19,798	2,318	(739)		21,377

Other income (expense)
Dividend income	—	—	—		—
Interest income	1,459	23	—		1,482
Interest expense	(17,566)	(115)	(2,762)	(2)	(20,443)
Equity in earnings and amortization charges of investees	3,465	—	—		3,465
Losses on derivative instruments	(477)	—	—		(477)
Other income (expense), net	(916)	—	—		(916)

Income (loss) before income taxes and minority interests	5,763	2,226	(3,501)		4,488
Income tax benefit (expense)	2,045	(3)	400	(3)	2,442
Minority interests	69	—	—		69

Net income (loss)	7,877	2,223	(3,100)		7,000

Basic and diluted income per share	$0.21				$0.19

Weighted average number of shares of trust stock outstanding:
Basic	37,562,165				37,562,165
Diluted	37,579,034				37,579,034

Reconciliation of net income (loss) to EBITDA
Net income (loss)	7,877	2,223	(3,100)		7,000
Interest expense, net	16,107	92	2,762	(2)	18,961
Income tax (benefit) expense	(2,045)	3	(400)	(3)	(2,442)
Depreciation expense (5)	6,357	445	—		6,802
Amortization of intangibles (5)	6,928	45	739	(1)	7,712

EBITDA	35,224	2,808	—		38,032

		Quarter Ended
		March 31,
		2007
		($ in thousands)
(1)	Amortization
	Additional amortization expense reflecting the Company’s share in the increase in value of certain SJJC intangible assets, depreciated over a period of 2 to 40 years.	$(739)

(2)	Interest expense
	Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the SJJC purchase was outstanding for the quarter ended March 31, 2007.	$(1,268)
	Adjustment to interest expense assuming the amount drawn under SJJC’s term loan ($80.0 million) was outstanding for the quarter ended March 31, 2007	$(1,409)
	Amortization of deferred financing costs of $680,000 relating to SJJC’s term loan ($80.0 million).	$(85)

		$(2,762)

(3)	Income tax benefit
	Adjustment to record estimated tax benefit relating to the pro forma adjustments.	$400

(4)
Depreciation includes $1.4 million and $1.0 million for our district energy and airport parking businesses, respectively, which are included in cost of services. Depreciation and amortization of intangibles does not include our share of IMTT depreciation and amortization expense. Our share of IMTT depreciation and amortization expense, arising from purchase accounting, for the quarter ended March 31, 2007 was $2.0 million and is included in equity in earnings and amortization charges of investees.

	GRAND TOTAL OF ALL ADJUSTMENTS	$(3,100)

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the year ended December 31, 2006
($ in thousands, except number of shares and per share data)

		Acquisitions			Dispositions			Pro forma Adjust-		Pro forma
	MIC	IMTT	TGC	SJJC	MCG	SEW	MYL	ments		Combined
	$	$	$	$	$	$	$	$		$

Revenue
Revenue from product sales	313,298	—	71,944	36,282	—	—	—	—		421,524
Service revenue	201,835	—	—	29,845	—	—	—	—		231,680
Financing and equipment lease income	5,118	—	—	—	—	—	—	—		5,118

Total revenue	520,251	—	71,944	66,127	—	—	—	—		658,322

Costs and expenses										—
Cost of product sales	206,802	—	48,176	21,746	—	—	—	—		276,724
Cost of services	92,542	—	—	15,832	—	—	—	—		108,374
Selling, general and administrative	120,252	—	10,965	17,934	—	—	—	—		149,151
Fees to manager	18,631	—	—	—	—	—	—	—		18,631
Depreciation	12,102	—	2,353	1,785	—	—	—	169	(1)	16,409
Amortization of intangibles	43,846	—	2	70	—	—	—	3,322	(2)	47,240

Total operating expenses	494,175	—	61,496	57,367	—	—	—	3,491		616,529

Operating income	26,076	—	10,448	8,760	—	—	—	(3,491)		41,793

Other income (expense)
Dividend income	8,395	—	—	—	(2,352)	(6,043)	—	—		—
Interest income	4,887	—	463	110	—	—	(1,708)	—		3,752
Interest expense	(77,746)	—	(3,786)	(435)	—	—	1,087	(17,356	)(3)	(98,236)
Equity in earnings and amortization charges of investees	12,558	3,739	—	—	—	—	(9,029)	(1,040	)(4)	6,228
Losses on derivative instruments	(1,373)	—	—	—	—	—	—	3,286	(5)	1,913
Gain on sale of equity investment	3,412	—	—	—	—	—	(3,412)	—		—
Gain on sale of investment	49,933	—	—	—	—	(49,933)	—	—		—
Gain on sale of marketable securities	6,738	—	—	—	(6,738)	—	—	—		—
Other income (expense), net	594	—	(1,876)	—	—	—	—	(391	)(6)	(1,673)

Income (loss) before income taxes and minority interests	33,474	3,739	5,249	8,435	(9,090)	(55,976)	(13,062)	(18,992)		(46,223)
Income tax benefit (expense)	16,421	—	(2,062)	(13)	162	—	—	2,852	(7)	17,360
Minority interests	23	—	—	—	—	—	—	—		23

Net income (loss)	49,918	3,739	3,187	8,422	(8,928)	(55,976)	(13,062)	(16,140)		(28,840)

Basic and diluted income (loss) per share	$1.73									$(1.00)

Weighted average number of shares of trust stock outstanding:
Basic	28,895,522									28,895,522
Diluted	28,912,346									28,895,522

Reconciliation of net income (loss) to EBITDA
Net income (loss)	49,918	3,739	3,187	8,422	(8,928)	(55,976)	(13,062)	(16,140)		(28,840)
Interest expense, net	72,859	—	3,323	325	—	—	621	17,356	(3)	94,484
Income tax (benefit) expense	(16,421)	—	2,062	13	(162)	—	—	(2,852	)(7)	(17,360)
Depreciation expense (8)	21,366	—	2,353	1,785	—	—	—	169	(1)	25,673
Amortization of intangibles (8)	43,846	—	2	70	—	—	—	3,322	(2)	47,240

EBITDA	171,568	3,739	10,927	10,615	(9,090)	(55,976)	(12,441)	1,855		121,197

		Year Ended
		December 31,
		2006
		($ in thousands)
(1)	Depreciation
	Additional depreciation expense reflecting the Company’s share in the increase in value of certain TGC tangible assets, depreciated over 9 years.	$(169)

(2)	Amortization
	Additional amortization expense reflecting the Company’s share in the increase in value of certain TGC intangible assets, depreciated over a period of 3 to 9 years.	$(368)
	Additional amortization expense reflecting the Company’s share in the increase in value of certain SJJC intangible assets, depreciated over a period of 2 to 40 years.	$(2,954)

		$(3,322)

(3)	Interest expense
	Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the IMTT purchase was outstanding for the entire year ended December 31, 2006.	$(3,694)
	Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the TGC purchase was outstanding for the entire year ended December 31, 2006.	$(2,781)
	Adjustment to interest expense assuming the amount drawn under TGC’s term loan ($160.0 million) was outstanding for the entire year ended December 31, 2006.	$86
	Amortization of deferred financing costs of $3.3 million relating to TGC’s term loan ($160.0 million).	$(206)
	Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the SJJC purchase was outstanding for the year ended December 31, 2006.	$(5,142)
	Adjustment to interest expense assuming the amount drawn under SJJC’s term loan ($80.0 million) was outstanding for the year ended December 31, 2006.	$(5,279)
	Amortization of deferred financing costs of $680,000 relating to SJJC’s term loan ($80.0 million).	$(340)

		$(17,356)

	In August 2006 and October 2006, MIC used the cash proceeds from the sale of our investments in MCG and SEW, respectively (as well as proceeds received from our equity raise), to reduce its borrowings under the acquisition credit facility at the Macquarie Infrastructure Company Inc. level. The impact on interest expense if the borrowings under the facility had been lower throughout the entire year ended December 31, 2006 by the amount of the sale proceeds, would have been a reduction in interest expense of $4.5 million. This impact on interest expense has not been included in the above pro forma statement of operations.

(4)	Equity in earnings (loss) and amortization charges of investee
	Additional amortization and depreciation expense reflecting the Company’s share in the increase in value of certain IMTT tangible and intangible assets, depreciated over a period of 5 to 30 years, net of tax impact.	$(1,576)
	Net elimination of certain intercompany business relationships that ceased upon the acquisition of our 50% interest of IMTT.	$48
	Elimination of interest expense of $32.6 million of debt that was repaid by IMTT Holdings using the proceeds of our equity investment.	$488

		$(1,040)

		Year Ended
		December 31,
		2006
		($ in thousands)
(5)	Losses on derivative instruments
	Removal of net losses on foreign currency forward contracts entered into to hedge distributions and sale proceeds from offshore investments.	$3,286

(6)	Other income (expense)
	Removal of net gains on foreign currency forward contracts entered into to hedge distributions and sale proceeds from offshore investments, and other foreign currency gains and losses.	$(391)

(7)	Income tax benefit
	Adjustment to record estimated tax benefit relating to the pro forma adjustments.	$2,852

(8)	Depreciation includes $5.7 million and $3.6 million for our district energy and airport parking businesses, respectively, which are included in cost of services. Depreciation and amortization of intangibles do not include our pro forma share of MYL and IMTT depreciation and amortization expense. Our share of MYL amortization expense for the year ended December 31, 2006 was $3.9 million. Our pro forma share of IMTT depreciation and amortization expense, arising from purchase accounting, for the same period was $8.0 million. These items are included in equity in earnings and amortization charges of investees.

	GRAND TOTAL OF ALL ADJUSTMENTS	$(12,750)